_________________________________________________

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

September 12, 2005

          Morgan Stanley ABS Capital I Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-121914	13-3939229
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1585 Broadway New York, New York	10036 _
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 761-4000

                                                         No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events. 1

Filed herewith are certain materials (the “Computational Materials”) furnished to the Registrant by Morgan Stanley & Co. Inc. as representative of the underwriters (the “Representative”), in respect of Aames Mortgage Investment Trust 2005-4, Class 1A1, Class 2A1, Class 2A2, Class 2A3SS, Class 2A3MZ, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9, Class B1, Class B2 and Class B3 Notes (the “Notes”). The Notes are being offered pursuant to a Prospectus Supplement dated September 7, 2005, and the related Prospectus dated May 10, 2005 (together the “Prospectus”) which are being filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933 (the “Act”). The Notes have been registered pursuant to the Act under a Registration Statement on Form S-3 (No. 333-121914) (the “Registration Statement”).  The Computational Materials are incorporated by reference in the Registration Statement.

The Computational Materials were prepared solely by the Representative and the Registrant did not prepare or participate (other than providing the background information concerning the underlying pool of assets upon which the Computational Materials are based to the Underwriter) in the preparation of the Computational Materials.

Any statements or information contained in the Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

1

Capitalized terms used but not otherwise defined herein shall have the same meanings ascribed to them in the Prospectus.

Item 9.01.  Financial Statements and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

99.1

Computational Materials

99.2

Computational Materials

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGAN STANLEY ABS CAPITAL I INC.

By:    /s/ Valerie Kay

      Name: Valerie Kay

      Title:   Managing Director

Dated:  September 12, 2005

EXHIBIT INDEX

Exhibit No.

Description

Page No.

99.1

Computational Materials

99.2

Computational Materials

Exhibit 99.1     Computational Materials

Exhibit 99.2     Computational Materials